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                                                                    EXHIBIT 10.2

                       AMENDMENT NO. 10 TO LOAN AGREEMENT

            AMENDMENT NO. 10 TO LOAN AGREEMENT dated as of April 30, 2003 (this "Amendment"), among STUDENT ADVANTAGE, INC., a Delaware corporation (the "Borrower"); each of the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with the Borrower, the "Obligors"); SCHOLAR, INC., a Delaware corporation ("Scholar"); JOHN KATZMAN, an individual residing in New York, New York ("Katzman"); and each of the Lenders that is a signatory hereto other than Scholar and Katzman (each, a "Reservoir Lender" and, collectively, the "Reservoir Lenders").

            WHEREAS, the Borrower, the Subsidiary Guarantors, the Reservoir Lenders, Scholar and Katzman are parties to a Loan Agreement dated as of June 25, 2001 (as modified and supplemented and in effect on the date hereof by nine amendments thereto, the "Loan Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said Lenders to the Borrower; and

            WHEREAS, the Reservoir Lenders, Scholar, and Katzman have agreed with the Borrower and the Subsidiary Guarantors to modify and amend the terms of the Loan Agreement pursuant to the terms of this Amendment;

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, the parties hereto desire to modify and amend the Loan Agreement pursuant to the terms hereof, as follows:

            Section 1. Definitions. Except as otherwise defined in this Amendment, terms defined in the Loan Agreement are used herein as defined therein. References in the Loan Agreement (including references to the Loan Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Loan Agreement as amended hereby.

            Section 2. Loan Repayment.

            (a) Contemporaneously with the closing of the proposed sale of the assets of the Borrower's OCM Direct business and notwithstanding any provision to the contrary in Section 3 of Amendment No. 9 to Loan Agreement dated as of March 31, 2003, as amended by two separate letter agreements, the Borrower shall pay to the Lenders Nine Million Dollars ($9,000,000) to be paid to reduce the principal of the Loans, which $9,000,000 shall be paid as follows: (i) Six Million Six Hundred Thirty-Seven Thousand One Hundred Dollars ($6,637,100) to Reservoir Capital Partners, L.P, (ii) One Million One Hundred Twelve Thousand Nine Hundred Dollars ($1,112,900) to Reservoir Capital Master Fund, L.P., and
(iii) One Million Two Hundred Fifty Thousand Dollars ($1,250,000) to Scholar.

            (b) Section 3 of Amendment No. 9 to Loan Agreement is hereby deleted in its entirety, and the Parties agree that all repayments other than in subsection
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2 (a) above shall be allocated as follows: (i) first to interest accrued from and after May 1, 2003 on the Loans and second to principal, allocated among the Reservoir Lenders collectively, as one payment party, Katzman, as another payee, and Scholar as the final payee such that 57.7% of each payment shall be allocated to the Reservoir Lenders in the aggregate, 7.7% allocated to Katzman, and 34.6% allocated to Scholar, until a total of Six Million Five Hundred Thousand Dollars ($6,500,000) has been paid in the aggregate under this subsection (b); and (ii) then, the Reservoir Lenders and Katzman will receive such amounts of the remaining $1,000,000 in equal portions.

            Section 3. Loan Agreement Amendment.

            (a) Section 1.1 of the Loan Agreement is amended by deleting the reference to "12%" in the definition of "Applicable Rate" and substituting "10%" therefor.

            (b) Section 1.1 of the Loan Agreement is amended by deleting the definition of the term "Quarterly Date" and substituting the following therefor:
"'Quarterly Dates' means the 30th of September, the 31st of December, the 31st of March, and the 30th of June."

            (c) Section 1.1 of the Loan Agreement is amended by deleting the definition of the term "Maturity Date" and substituting the following therefor:
"'Maturity Date' means January 31, 2005."

            (d) Section 2.06(a) of the Loan Agreement is deleted in its entirety and the following shall be substituted therefor: "The Borrower hereby unconditionally promises to pay to the Lenders: (i) $9,000,000 upon the closing of the transaction contemplated by the asset purchase agreement selling the OCM assets, and (ii) all outstanding Loans on the Maturity Date."

            (e) Section 3(c)(ii) of Amendment No. 6 to the Loan Agreement is deleted in its entirety and the following shall be substituted therefor:. "The interest rate payable on the Scholar Loan evidenced by the Scholar Note will be the Applicable Rate.", as provided by this Amendment.

            (f) Notwithstanding any provision in Article II of the Loan Agreement to the contrary or any other provision in the Loan Agreement to the contrary, interest only shall be paid in immediately available funds directly to the Reservoir Lenders, Scholar and Katzman on the principal balance of the Loans from time to time outstanding on each of the Term Loan Interest Payment Dates commencing on September 30, 2003 (which first payment shall include interest from and after May 1, 2003). Except as expressly stated in this Amendment, no payment of the principal amount of the Loan or payment of fees will be due (provided, that, the principal balance of the Loans will be due on the Maturity
Date). The Borrower also agrees, in lieu of any amounts now due or hereafter due under Section 2.08 of the Loan Agreement, the Borrower shall pay a One Hundred Thousand Dollar ($100,000) fee to Scholar and also a $100,000 fee directly to the Reservoir Lenders (which $100,000 fee directly to the Reservoir Lenders shall be


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allocated between the Reservoir Lenders in proportion to their relative percentages) by December 31, 2003 and again on June 30, 2004 if any of the Loans are outstanding as of such payment date.

            (g) All accrued, but unpaid, interest due under the Loan Agreement (other than under the Scholar Loan) as of the date of this Amendment shall be waived and forgiven through April 30, 2003. Accrued but unpaid interest due to Scholar with respect to the period from September 30, 2002 through April 30, 2003 will be payable on the Maturity Date and will not be paid until all of the Loans payable to the Reservoir Lenders have been repaid.

            (h) By way of clarification, the Borrower agrees to pay to Scholar its reasonable legal fees for outside counsel incurred in connection with the making and negotiation of the Scholar Loan and the enforcement of rights thereunder.

            Section 4. Katzman Fee.

            (a) Effective May 1, 2003, the interest rate payable on the Katzman Fee is 10% per annum, rather than the 12% per annum interest rate specified in Amendment No. 8 to Loan Agreement.

            (b) Notwithstanding any provision in the Loan Agreement to the contrary and subject to subsections 2(b) and 4(d) of this Amendment, the Katzman Fee will be due on the January 31, 2005 Maturity Date.

(c) All accrued, but unpaid, interest due under the Loan Agreement relating to the Katzman Fee as of the date of this Amendment shall be waived and forgiven through April 30, 2003.

            Section 6. Conditions Precedent. This Amendment shall become effective as of the date hereof upon the receipt by the Administrative Agent of counterparts of this Amendment executed by each of the parties hereto and consummation of the sale of the OCM assets by May 2, 2003 and payments specified in subsection 2(a) of this Amendment.

            Section 7. Consent to OCM Sale. The Lenders consent to the Borrower's sale of its equity interest in its OCM Direct, Inc. subsidiary and the subsidiaries of such subsidiary to Alloy, Inc. or a subsidiary thereof under the terms and conditions set forth in the asset purchase agreement, the most recent draft of which has been provided to the Lenders, and the performance of the transactions contemplated thereby.

            Section 8. Ratification. Except as amended, modified or waived hereby, the Loan Agreement and the Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Borrower and each Subsidiary Guarantor. Except as amended hereby, the Loan Agreement, including without limitation the Guarantees, shall remain in full force and effect and bind and inure to the benefit of the parties thereto and are hereby ratified and confirmed.


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            Section 9. Miscellaneous. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. To the extent that any of the Loan Documents, any of the Warrant Documents refers to the Loan Agreement, such reference shall mean the Loan Agreement as amended hereby.

                            [Signature pages follow.]


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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                        STUDENT ADVANTAGE, INC.


                                        By: /s/ Raymond V. Sozzi, Jr.
                                            ------------------------------------
                                            Name:  Raymond V. Sozzi, Jr.
                                            Title: President

                                        SUBSIDIARY GUARANTORS

                                        COLLEGE411.COM, INC.


                                        By: /s/ Raymond V. Sozzi, Jr.
                                            ------------------------------------
                                            Name:  Raymond V. Sozzi, Jr.
                                            Title: President

                                        STUDENT ADVANTAGE SECURITIES CORPORATION


                                        By: /s/ Raymond V. Sozzi, Jr.
                                            ------------------------------------
                                            Name:  Raymond V. Sozzi, Jr.
                                            Title: President

                                        SCHOLARAID.COM, INC.


                                        By: /s/ Raymond V. Sozzi, Jr.
                                            ------------------------------------
                                            Name:  Raymond V. Sozzi, Jr.
                                            Title: President


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                                        THE DIGITAL PUBLISHING COMPANY, INC.


                                        By: /s/ Raymond V. Sozzi, Jr.
                                            ------------------------------------
                                            Name:  Raymond V. Sozzi, Jr.
                                            Title: President

                                        OFFICIAL COLLEGE SPORTS NETWORK, INC.


                                        By: /s/ Raymond V. Sozzi, Jr.
                                            ------------------------------------
                                            Name:  Raymond V. Sozzi, Jr.
                                            Title: President

                                        U-WIRE, INC.


                                        By: /s/ Raymond V. Sozzi, Jr.
                                            ------------------------------------
                                            Name:  Raymond V. Sozzi, Jr.
                                            Title: President

                                        KATZMAN


                                        By: /s/ John Katzman
                                            ------------------------------------
                                            Name: John Katzman

                                        LENDERS

                                        SCHOLAR, INC.


                                        By: /s/ Raymond V. Sozzi, Jr.
                                            ------------------------------------
                                            Name:  Raymond V. Sozzi, Jr.
                                            Title: President


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                                        RESERVOIR CAPITAL PARTNERS, L.P.,
                                           individually and as Administrative
                                           Agent

                                        By: Reservoir Capital Group, L.L.C.,
                                            General Partner


                                             By: /s/ Gregg Zeitlin
                                                 -------------------------------
                                                 Name:  Gregg Zeitlin
                                                 Title: Managing Director

                                        RESERVOIR CAPITAL MASTER FUND L.P.


                                        By: Reservoir Capital Group, L.L.C.,
                                            General Partner

                                        By: /s/ Gregg Zeitlin
                                            ------------------------------------
                                            Name:  Gregg Zeitlin
                                            Title: Managing Director


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